                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



               DATE OF REPORT:             February 9, 1999
                               ------------------------------------------


                                    VIB Corp
     --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                   California
     --------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


          333-43021                                      33-0780371
   ------------------------                      --------------------------
   (Commission File Number)                      (IRS Employer I.D. Number)


        1498 Main Street, El Centro, California            92243
        ----------------------------------------         ----------
        (Address of principal executive offices)         (Zip Code)


                                 (760) 337-3200
     --------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
     --------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

        Branch Acquisition

        On January 22, 1999, the Registrant's wholly-owned subsidiary, Valley Independent Bank (the "Bank"), a California state-chartered bank, consummated the acquisition (the "Acquisition") of the Hemet, California branch (the "Branch") of Fremont Investment and Loan, an unrelated party. The Branch is located at 2091 West Florida Avenue, Suite 100, Hemet, California 94525. The Acquisition was pursuant to a purchase and assumption agreement (the "Agreement") dated September 22, 1998.

        Pursuant to the Agreement, the Bank assumed approximately $112 million in deposits and the lease on the Branch premises, and acquired approximately $27,000 in loans as well as cash on hand and fixtures and equipment associated with the Branch. The consideration paid amounted to approximately $1.12 million and was based upon payment of a 1% premium on the deposits assumed. In consummation of the Acquisition, the Bank used its own funds.

        Merger

        On January 28, 1999, in a separate transaction pursuant to an Agreement and Plan of Reorganization dated September 15, 1998 approved by the Registrant's shareholders and the shareholders of Bank of Stockdale, F.S.B. ("Stockdale"), an unrelated party, on January 12, 1999, Stockdale was merged ( the "Merger") into BOS Interim Bank, F.S.B., the Registrant's wholly-owned subsidiary, whereby Stockdale became the Registrant's wholly-owned subsidiary.

        As a result of the Merger, the Registrant acquired total assets of $144.4 million, comprising $9.1 million in cash and due from banks, $23.5 million in securities and investments, $102.4 million in net loans and $9.4 million in other assets. Total liabilities assumed amounted to $134.6 million, of which $128.9 million comprised deposits. The remainder represented other borrowed funds and other liabilities.

        The Merger was accounted for as a pooling of interests. The Registrant is in the process of issuing approximately 2,355,431 shares of its common stock in exchange for all 1,212,265 shares of Stockdale's issued and outstanding common stock (at an exchange ratio of 1.943 to 1). The total value of the consideration exchanged approximates $25.9 million, based upon an $11.00 per share closing market price of the Registrant's common stock on January 28, 1999. Additionally Mr. Ed Hickman, Stockdale's President and Chief Executive Officer and one of its Directors, was added to the Registrant's Board of Directors.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)    Financial Statements of Businesses Acquired.

               The Branch - The Registrant has not included separate financial statements for the Branch, since the nature of the transaction was in substance an assumption of liabilities and the Branch is not a stand-alone entity which issued separate financial statements.

               Stockdale - The following financial statements of Stockdale are included in Registrant's Registration Statement on Form S-4 dated December 11, 1998 and are incorporated herein by this reference:

                                                                                 Page in Registration
                      Description                                                      Statement
                      -----------                                                --------------------

               Independent Auditor's Report                                               F-35
               Balance Sheets - December 31, 1997 and 1996                                F-36
               Statements of Income - Years Ended December 31, 1997, 1996 & 1995          F-37
               Statements of Changes in Shareholders' Equity - Years Ended
                      December 31, 1997, 1996 & 1995                                      F-38
               Statements of Cash Flows - December 31, 1997, 1996 & 1995                  F-39
               Notes to Financial Statements                                              F-41
               Balance Sheets - September 30, 1998 & 1997 (unaudited)                     F-69
               Statements of Income - Nine Months Ended September 30,
                      1998 & 1997 (unaudited)                                             F-70
               Statements of Changes in Shareholders' Equity - Nine Months
                      Ended September 30, 1998 and 1997 (unaudited)                       F-71
               Statements of Cash Flows - September 30, 1998 & 1997 (unaudited)           F-72
               Notes to Unaudited Financial Statements                                    F-74

        (b)    Pro Forma Financial Information.

               The Branch - Pro forma financial information for the Branch has not been included by the Registrant because the transaction was in substance an assumption of liabilities and the Branch did not issue separate financial statements. Consequently, such information is not required pursuant to Section 210.11-01 of Article 11 of Regulation S-X.

               Stockdale - The following pro forma financial information for the Registrant and Stockdale is included in this Form 8-K:

                      Description                                               Page
                      -----------                                               ----
               Introduction                                                       5
               Unaudited Pro Forma Combined Balance Sheet at September
                      30, 1998                                                    6
               Unaudited Pro Forma Combined Condensed Income Statement
                      for the Nine Months Ended September 30, 1998                7
               Unaudited Pro Forma Combined Condensed Income Statement
                      for the Nine Months Ended September 30, 1997                8
               Unaudited Pro Forma Combined Condensed Income Statement
                      for the Year Ended December 31, 1997                        9
               Unaudited Pro Forma Combined Condensed Income Statement
                      for the Year Ended December 31, 1996                       10
               Unaudited Pro Forma Combined Condensed Income Statement
                      for the Year Ended December 31, 1995                       11
               Notes to Unaudited Pro Forma Combined Condensed
                      Financial Data                                             12

        (c)    Exhibits.                                                        Page
               ---------                                                        ----

               2.1    Agreement and Plan of Reorganization by and
                      between VIB Corp and Bank of Stockdale, F.S.B.
                      dated September 15, 1998                                  (1)
               2.2    Agreement to Assume Liabilities and to Acquire
                      Assets of Branch Office between Fremont
                      Investment & Loan and Valley Independent Bank
                      dated September 22, 1998                                  (2)


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       VIB CORP



Date:  February 9, 1999                /s/ Harry G. Gooding, III
                                       -----------------------------------------
                                       Harry G. Gooding, III
                                       Executive Vice President
                                       and Chief Financial Officer


--------
(1)   Filed as Exhibit 2.1 to Registrant's Form 8-K dated September 29, 1998.
(2)   Filed as Exhibit 2.2 to Registrant's Form 8-K dated September 29, 1998.

                         PRO FORMA FINANCIAL STATEMENTS

Introduction

        The following unaudited Pro Forma Combined Condensed Financial Statements combine the historical consolidated condensed financial statements of VIB Corp and the historical consolidated condensed financial statements of Stockdale, giving the effect to the Merger as if it had been effective on September 30, 1998, with respect to the Pro Forma Combined Condensed Balance Sheet, and as of the beginning of the periods indicated, with respect to the Pro Forma Combined Condensed Statements of Income. This information is presented under the pooling of interests accounting method. Per share data have not been adjusted to reflect the 3% stock dividend paid on December 11, 1998, to shareholders of record on November 20, 1998.

        The information for the period ended September 30, 1998 is derived from the unaudited financial statements of VIB Corp and Stockdale which includes, in the opinion of the management of both companies, all adjustments (consisting only of normal accruals) necessary to present fairly the data for such periods. This information should be read in conjunction with the historical financial statements of the companies, including their respective notes thereto, which are included herein, and in conjunction with the combined condensed historical selected financial data and other pro forma combined financial information, including the notes thereto, appearing elsewhere herein.

        The effect of estimated merger and reorganization costs expected to be incurred in connection with the Merger have been reflected in the Unaudited Pro Forma Combined Condensed Balance Sheet, but are not reflected in the Unaudited Pro Forma Combined Condensed Statements of Income because they are not expected to have a continuing impact on the combined organization. (See Note 2 to the Unaudited Pro Forma Combined Condensed Financial Information.) The unaudited pro forma combined condensed financial statements do not give effect to any anticipated operating efficiencies in conjunction with the Merger.

        The Unaudited Pro Forma Combined Condensed Balance Sheet is not necessarily indicative of the actual financial position that would have existed had the Merger been consummated as of September 30, 1998, or that may exist in the future. The Unaudited Pro Forma Combined Condensed Income Statements are not necessarily indicative of the results that would have occurred had the Merger been consummated on the dates indicated or that may be achieved in the future. Assuming consummation of the Merger, the actual financial position and results of operations will differ, perhaps significantly, from the pro forma amounts reflected herein because of a variety of factors, including changes in values and changes in operating results between the dates of the unaudited pro forma financial data and the date on which the Merger takes place.

             UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET AT
                               SEPTEMBER 30, 1998


                                                       VIBC             STOCKDALE           PRO FORMA           PRO FORMA
                                                   (HISTORICAL)       (HISTORICAL)         ADJUSTMENTS           COMBINED
                                                    -----------        -----------         -----------         -----------
                                                                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
ASSETS:
Cash and due from banks                             $    31,363        $     5,867         $      (992)        $    36,238
Federal funds sold                                        6,000                  0               6,000
                                                    -----------        -----------         -----------         -----------
    Total cash and cash equivalents                      37,363              5,867                (992)             42,238
Interest bearing deposits                                   664                400                                   1,064
Federal Reserve Bank and Federal
    Home Loan Bank stock, at cost                         2,306              1,045                                   3,351
Securities held to maturity                                   0              1,461                                   1,461
Securities available for sale                            80,478             23,628                                 104,106
                                                    -----------        -----------         -----------         -----------
    Total securities                                     82,784             26,134                   0             108,918
Net loans                                               344,221             98,995                (300)            442,916
Premises and equipment                                   11,395              1,117                                  12,512
Other real estate owned                                     148                727                                     875
Other assets                                             14,753              4,856                 190              19,799
                                                    -----------        -----------         -----------         -----------
     Total assets                                   $   491,328        $   138,096         $    (1,102)        $   628,322
                                                    ===========        ===========         ===========         ===========
LIABILITIES & SHAREHOLDERS' EQUITY
LIABILITIES:
Non-interest bearing deposits                       $   121,307        $    15,467         $         0         $   136,774
Interest bearing deposits                               320,486            108,381                                 428,867
                                                    -----------        -----------         -----------         -----------
     Total deposits                                     441,793            123,848                   0             565,641
Borrowed funds                                                0              3,000                                   3,000
Accrued interest payable and other
liabilities                                               5,566              1,428                                   6,994
                                                    -----------        -----------         -----------         -----------
     Total liabilities                                  447,358            128,276                   0             575,634
SHAREHOLDERS' EQUITY:
Common stock and surplus                                 36,230             10,657                   0              46,887
Retained earnings (accumulated deficit)                   7,281               (881)             (1,102)              5,298
Unrealized net gains (losses) on
   investments available for sale                           458                 44                                     502
                                                    -----------        -----------         -----------         -----------
    Total shareholders' equity                           43,969              9,820         $    (1,102)             52,687
                                                    -----------        -----------         -----------         -----------
    Total liabilities & shareholders' equity        $   491,328        $   138,096              (1,102)        $   628,322
                                                    ===========        ===========         ===========         ===========
Number of common shares outstanding                   7,804,991          1,212,265                               9,984,643
Common shareholders' equity per share               $      5.63        $      8.10                             $      5.28

             UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENT
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998


                                                                                             VIBC AND
                                                        VIBC             STOCKDALE          STOCKDALE
                                                    (HISTORICAL)       (HISTORICAL)         PRO FORMA
                                                     -----------        -----------        -----------
                                                       (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
INTEREST INCOME:
     Interest and fees on loans                      $    25,534        $     6,299        $    31,833
     Interest on interest bearing deposits in
         other banks                                          30                156                186
     Interest on investment securities                     3,381              1,193              4,574
     Interest on federal funds sold                          263                  0                263
                                                     -----------        -----------        -----------
          Total interest income                           29,208              7,648             36,856
INTEREST EXPENSE:
     Interest expense on deposits                          8,647              3,876             12,523
     Interest expense on borrowings                          367                 31                398
                                                     -----------        -----------        -----------
          Total interest expense                           9,014              3,907             12,921
                                                     -----------        -----------        -----------
NET INTEREST INCOME                                       20,194              3,741             23,935
    Less: provisions for loan losses                       1,665                306              1,971
                                                     -----------        -----------        -----------
          Net interest income after
           provision for loan losses                      18,529              3,435             21,964
NON-INTEREST INCOME:
     Gains from loan sales                                   378                605                983
     Loan servicing income                                   218                 88                306
     Service charges, commissions and fees                 2,858                499              3,357
     Securities gains                                        285                  0                285
     Other income                                            313                391                704
                                                     -----------        -----------        -----------
          Total non-interest income                        4,053              1,583              5,636
NON-INTEREST EXPENSE:
     Salaries and benefits                                 8,506              1,925             10,431
     Occupancy, furniture and equipment                    3,120                491              3,611
     Postage and freight                                     149                 62                211
     Advertising and business development                  1,142                155              1,297
     Other real estate owned                                 112                177                289
     Professional services                                 1,101                145              1,246
     Telephone, stationery and supplies                    1,135                202              1,337
     Data processing                                         939                128              1,067
     Intangible asset amortization                           357                  0                357
     Other expense                                         1,033                832              1,865
                                                     -----------        -----------        -----------
          Total non-interest expense                      17,594              4,117             21,711
                                                     -----------        -----------        -----------
Income before income taxes                                 4,988                901              5,889
Income taxes                                               1,749                193              1,942
                                                     -----------        -----------        -----------
          Net income                                 $     3,239        $       708        $     3,947
                                                     ===========        ===========        ===========
PER SHARE INFORMATION:
     Number of shares (weighted average)
          Basic                                        7,765,359          1,212,265          9,945,011
          Diluted                                      8,139,184          1,226,967         10,345,271
     Income per share
          Basic                                      $      0.42        $      0.58        $      0.40
          Diluted                                           0.40               0.58               0.38

             UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENT
                   FOR THE NINE MONTHS ENDED SEPTEMBER 30,1997


                                                                                                    VIBC AND
                                                                 VIBC           STOCKDALE           STOCKDALE
                                                             (HISTORICAL)      (HISTORICAL)         PRO FORMA
                                                             ------------      ------------        -----------
                                                                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

INTEREST INCOME:
     Interest and fees on loans                               $    19,786       $     6,119        $    25,905
     Interest on interest bearing deposits in
         other banks                                                   38               130                168
     Interest on investment securities                              3,325             1,039              4,364
     Interest on federal funds sold                                   315                 0                315
                                                              -----------       -----------        -----------
          Total interest income                                    23,465             7,288             30,753
INTEREST EXPENSE:
     Interest expense on deposits                                   7,550             3,981             11,531
     Interest expense on borrowings                                    93                59                152
                                                              -----------       -----------        -----------
          Total interest expense                                    7,643             4,040             11,683
                                                              -----------       -----------        -----------
NET INTEREST INCOME                                                15,822             3,248             19,070
     Less: provision for loan losses                                1,070               354              1,424
                                                              -----------       -----------        -----------
       Net interest income after provision for loan losses         14,752             2,894             17,646

NON-INTEREST INCOME:
     Gains from loan sales                                            424               417                841
     Loan servicing income                                            179               101                280
     Service charges, commissions and fees                          2,483               438              2,921
     Securities gains                                                 192                 0                192
     Other income                                                     306               307                613
                                                              -----------       -----------        -----------
          Total non-interest income                                 3,585             1,263              4,848
NON-INTEREST EXPENSE:
     Salaries and benefits                                          7,395             1,806              9,201
     Occupancy, furniture and equipment                             2,479               482              2,961
     Postage and freight                                              135                66                201
     Advertising and business development                           1,045                85              1,130
     Other real estate owned                                           70               420                490
     Professional services                                          1,011               172              1,183
     Telephone, stationery and supplies                               843               168              1,011
     Data processing                                                  772               186                958
     Intangible asset amortization                                    227                 0                227
     Other expense                                                    982               686              1,668
                                                              -----------       -----------        -----------
          Total non-interest expense                               14,959             4,071             19,030
                                                              -----------       -----------        -----------
Income before income taxes                                          3,378                86              3,464
Income taxes (benefit)                                              1,089               (15)             1,074
                                                              -----------       -----------        -----------
          Net income                                          $     2,289       $       101        $     2,390
                                                              ===========       ===========        ===========
PER SHARE INFORMATION:
     Number of shares (weighted average)
          Basic                                                 7,009,804           757,719          8,372,183
          Diluted                                               7,411,700           759,880          8,777,964
     Income per share
          Basic                                               $      0.33       $      0.13        $      0.28
          Diluted                                                    0.31              0.13               0.27

             UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1997


                                                                                           VIBC AND
                                                        VIBC            STOCKDALE         STOCKDALE
                                                    (HISTORICAL)      (HISTORICAL)        PRO FORMA
                                                    ------------      ------------       ------------
                                                       (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
INTEREST INCOME:
     Interest and fees on loans                      $    27,632       $     8,054        $    35,686
     Interest on interest bearing deposits in
         other banks                                          53               240                293
     Interest on investment securities                     4,431             1,418              5,849
     Interest on federal funds sold                          343                 0                343
                                                     -----------       -----------        -----------
          Total interest income                           32,459             9,712             42,171
INTEREST EXPENSE:
     Interest expense on deposits                         10,213             5,328             15,541
     Interest expense on borrowings                          208                62                270
                                                     -----------       -----------        -----------
          Total interest expense                          10,421             5,390             15,811
                                                     -----------       -----------        -----------
NET INTEREST INCOME                                       22,038             4,322             26,360
     Less: provisions for loan losses                      1,850               415              2,265
                                                     -----------       -----------        -----------
          Net interest income after
           provision for loan losses                      20,188             3,907             24,095
NON-INTEREST INCOME:
     Gains from loan sales                                 1,182               576              1,758
     Loan servicing income                                   240               136                376
     Service charges, commissions and fees                 3,314               599              3,913
     Securities gains                                        551                 0                551
     Other income                                            464               430                894
                                                     -----------       -----------        -----------
          Total non-interest income                        5,751             1,741              7,492
NON-INTEREST EXPENSE:
     Salaries and benefits                                 9,800             2,417             12,217
     Occupancy, furniture and equipment                    3,478               639              4,117
     Postage and freight                                     173                91                264
     Advertising and business development                  1,414               121              1,535
     Other real estate owned                                  23               478                501
     Professional services                                 1,403               206              1,609
     Telephone, stationery and supplies                    1,159               236              1,395
     Data processing                                       1,030               249              1,279
     Intangible asset amortization                           316                 0                316
     Other expense                                         1,399               953              2,352
                                                     -----------       -----------        -----------
          Total non-interest expense                      20,195             5,390             25,585
                                                     -----------       -----------        -----------
Income before income taxes                                 5,744               258              6,002
Income taxes (benefit)                                     1,943               (44)             1,899
                                                     -----------       -----------        -----------
          Net income                                 $     3,801       $       302        $     4,103
                                                     ===========       ===========        ===========
PER SHARE INFORMATION:
     Number of shares (weighted average)
          Basic                                        7,074,698           768,926          8,457,227
          Diluted                                      7,518,747           770,551          8,904,198
     Income per share
          Basic                                      $      0.54       $      0.39        $      0.49
          Diluted                                           0.51              0.39               0.46

             UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1996


                                                                                             VIBC AND
                                                         VIBC            STOCKDALE          STOCKDALE
                                                     (HISTORICAL)      (HISTORICAL)         PRO FORMA
                                                     ------------      ------------       ------------
                                                       (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
INTEREST INCOME:
     Interest and fees on loans                      $     21,979      $      8,082       $     30,061
     Interest on interest bearing deposits in
         other banks                                           21               270                291
     Interest on investment securities                      1,975             1,333              3,308
     Interest on federal funds sold                           287                 0                287
                                                     ------------      ------------       ------------
          Total interest income                            24,261             9,685             33,946
INTEREST EXPENSE:
     Interest expense on deposits                           6,985             5,414             12,399
     Interest expense on borrowings                           143               216                359
                                                     ------------      ------------       ------------
          Total interest expense                            7,128             5,630             12,758
                                                     ------------      ------------       ------------
NET INTEREST INCOME                                        17,133             4,055             21,188
     Less: provisions for loan losses                         635               854              1,489
                                                     ------------      ------------       ------------
          Net interest income after
          provision for loan losses                        16,498             3,201             19,699
NON-INTEREST INCOME:
     Gains from loan sales                                    423               509                932
     Loan origination fees                                     88                 0                 88
     Loan servicing income                                    235               132                367
     Service charges, commissions and fees                  1,904               547              2,451
     Securities gains                                          49                58                107
     Other income                                             375               283                658
                                                     ------------      ------------       ------------
          Total non-interest income                         3,075             1,529              4,604
NON-INTEREST EXPENSE:
     Salaries and benefits                                  8,192             2,298             10,490
     Occupancy, furniture and equipment                     2,728               696              3,424
     Postage and freight                                      149                60                209
     Advertising and business development                   1,263               110              1,373
     Other real estate owned                                  157               356                513
     Professional services                                    874               282              1,156
     Telephone, stationery and supplies                       721               197                918
     Data processing                                          698               253                951
     Other expense                                            968             2,176              3,144
                                                     ------------      ------------       ------------
          Total non-interest expense                       15,749             6,428             22,177
                                                     ------------      ------------       ------------
Income (loss) before income taxes                           3,824            (1,698)             2,126
Income taxes (benefit)                                      1,249              (729)               520
                                                     ------------      ------------       ------------
          Net income (loss)                          $      2,575      $       (969)      $      1,606
                                                     ============      ============       ============
PER SHARE INFORMATION:
     Number of shares (weighted average)
          Basic                                         6,827,596           757,719          8,189,975
          Diluted                                       7,238,814           760,985          8,607,065
     Income per share
          Basic                                      $       0.38      $      (1.28)      $       0.20
          Diluted                                            0.36             (1.27)              0.19

             UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1995


                                                                                            VIBC AND
                                                         VIBC            STOCKDALE         STOCKDALE
                                                     (HISTORICAL)      (HISTORICAL)        PRO FORMA
                                                     ------------      ------------       ------------
                                                       (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
INTEREST INCOME:
     Interest and fees on loans                      $     19,197      $      8,306       $     27,503
     Interest on interest bearing deposits in
         other banks                                            0               279                279
     Interest on investment securities                      1,887             1,575              3,462
     Interest on federal funds sold                           691                 0                691
                                                     ------------      ------------       ------------
          Total interest income                            21,776            10,160             31,936
INTEREST EXPENSE:
     Interest expense on deposits                           5,951             5,555             11,506
     Interest expense on borrowings                            23               614                637
                                                     ------------      ------------       ------------
          Total interest expense                            5,973             6,169             12,142
                                                     ------------      ------------       ------------
NET INTEREST INCOME                                        15,803             3,991             19,794
     Less: provisions for loan losses                       1,008               475              1,483
                                                     ------------      ------------       ------------
          Net interest income after
           provision for loan losses                       14,795             3,516             18,311
NON-INTEREST INCOME:
     Gains from loan sales                                    179               737                916
     Loan origination fees                                    326                 0                326
     Loan servicing income                                    209               124                333
     Service charges, commissions and fees                  1,511               424              1,935
     Securities gains                                           2               149                151
     Other income                                             292               360                652
                                                     ------------      ------------       ------------
          Total non-interest income                         2,519             1,794              4,313
NON-INTEREST EXPENSE:
     Salaries and benefits                                  7,350             2,650             10,000
     Occupancy, furniture and equipment                     2,038               807              2,845
     Postage and freight                                      116                60                176
     Advertising and business development                     946                80              1,026
     Other real estate owned                                    0               254                254
     Professional services                                    924               290              1,214
     Telephone, stationery and supplies                       518               232                750
     Data processing                                          593               304                897
     Other expense                                            964             1,623              2,587
                                                     ------------      ------------       ------------
          Total non-interest expense                       13,449             6,300             19,749
                                                     ------------      ------------       ------------
Income (loss) before income taxes                           3,865              (990)             2,875
Income taxes (benefit)                                      1,440              (334)             1,106
                                                     ------------      ------------       ------------
          Net income (loss)                          $      2,425      $       (656)      $      1,769
                                                     ============      ============       ============
PER SHARE INFORMATION:
     Number of shares (weighted average)
          Basic                                         6,645,737           757,719          8,008,116
          Diluted                                       7,162,180           760,985          8,530,431
     Income per share
          Basic                                      $       0.36      $      (0.87)      $       0.22
          Diluted                                            0.34             (0.86)              0.21

         NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL DATA

        NOTE 1: BASIS OF PRESENTATION. Certain historical data of Stockdale have been reclassified on a pro forma basis to conform to VIB Corp's classifications. Transactions between the companies are not material in relation to the unaudited pro forma combined financial statements, and have not been eliminated from the pro forma combined amounts.

        NOTE 2: MERGER COSTS. The Unaudited Pro Forma Combined Condensed Balance Sheet reflects management's current estimate, for purposes of pro forma presentation, of the aggregate estimated merger costs of $1,292,000 ($1,102,000 net of taxes for deductible expenditures) expected to be incurred in connection with the Merger. While a portion of these costs may be required to be recognized over time, the current estimate of these costs has not been recorded in the Unaudited Pro Forma Combined Condensed Income Statement for September 30, 1998, because they are not expected to have a continuing impact on the combined organization. The estimated aggregate costs include the following:

Computer conversion costs                   $  200,000
Investment banking fees                        682,000
Legal and other professional costs              80,000
Printing costs                                  30,000
Other costs                                    300,000
                                            ----------
    Total Estimated Aggregate Costs         $1,292,000
                                            ==========

        The foregoing cost estimates are forward-looking. The ultimate level and timing of recognition of such costs will be based on many factors beyond the control of VIB Corp or Stockdale. The type and amount of actual costs incurred could vary materially from these estimates if future developments differ from the underlying assumptions used by management in determining the current estimate of these costs.

        NOTE 3: COMMON SHARES OUTSTANDING. The unaudited pro forma number of common shares outstanding, common shareholders' equity per share, number of shares (basic and diluted) and income per share (basic and diluted) are based on the share amounts for VIB Corp plus the historical share amounts for Stockdale multiplied by the assumed exchange ratio of 1.798. The Merger between the Company and Stockdale was consummated on January 28, 1999. The actual exchange ratio is 1.943 and will result in the issuance of approximately 176,000 shares in addition to the amount used in the foregoing calculations.